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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                -------------

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                                MAY 19, 1998
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              Date of Report (Date of earliest event reported)

                        CREDENCE SYSTEMS CORPORATION
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             (Exact name of registrant as specified in charter)

        DELAWARE                      0-22366                     94-287849
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(State or other jurisdiction   (Commission File Number)         (IRS Employer
    of incorporation)                                        Identification No.)

215 FOURIER AVENUE, FREMONT, CALIFORNIA                         94539
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code   (510) 657-7400
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                                     N/A
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       (Former name or former address, if changed since last report.)
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Item 5. Other Events.

        On May 19, 1998, the Registrant issued a press release reporting the financial results for its second fiscal quarter ended April 30, 1998.


Item 7. Exhibits.

        A copy of the Registrant's May 19, 1998 press release announcing its financial results for the second fiscal quarter ended April 30, 1998 is attached hereto as Exhibit 99.1 and incorporated herein by reference.
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                                 SIGNATURES
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        (Registrant)

Date:  May 19, 1998                     By  /s/ Dennis Wolf
                                          -------------------------------------

                                        Name:  Dennis Wolf
                                        Title: Chief Financial Officer
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                              INDEX TO EXHIBITS

Exhibit No.             Description                                     Page
----------              -----------                                     ----

99.1                    Press Release disseminated May 19, 1998
                        regarding the Registrant's financial results for the second fiscal quarter ended
                        April 30, 1998.